Capital Group International Focus Equity ETF
Investment portfolio
August 31, 2023
unaudited
Common stocks 93.43% Industrials 16.39%	Shares	Value (000)
Airbus SE, non-registered shares	386,646	$56,759
Recruit Holdings Co., Ltd.	942,000	33,797
Safran SA	196,339	31,573
Melrose Industries PLC	3,040,205	19,742
Siemens AG	124,093	18,688
MTU Aero Engines AG	69,346	16,227
Ashtead Group PLC	218,194	15,269
DSV A/S	77,722	14,785
Legrand SA	147,399	14,561
International Container Terminal Services, Inc.	2,567,260	9,395
Techtronic Industries Co., Ltd.	887,000	8,766
Thales SA	51,682	7,554
NIBE Industrier AB, Class B	908,598	6,820
		253,936
Information technology 13.79%
SK hynix, Inc.	763,331	70,341
Shopify, Inc., Class A, subordinate voting shares[1]	844,368	56,142
ASML Holding NV	38,173	25,163
Taiwan Semiconductor Manufacturing Company, Ltd.	1,451,000	25,014
NICE, Ltd. (ADR)[1]	95,653	18,633
Fujitsu, Ltd.	89,000	11,136
Lasertec Corp.	46,100	7,185
		213,614
Health care 13.10%
Daiichi Sankyo Company, Ltd.	1,969,300	58,188
Novo Nordisk AS, Class B	307,258	56,953
Olympus Corp.	1,446,700	19,593
Bayer AG	323,214	17,713
Siemens Healthineers AG	258,243	12,951
Eurofins Scientific SE, non-registered shares	178,564	11,006
WuXi AppTec Co., Ltd., Class A	895,153	10,007
AstraZeneca PLC	67,499	9,117
Grifols, SA, Class A, non-registered shares[1]	537,469	7,370
		202,898
Materials 12.00%
First Quantum Minerals, Ltd.	2,566,975	68,962
Fortescue Metals Group, Ltd.	2,935,302	40,758
Glencore PLC	5,343,777	28,530
Shin-Etsu Chemical Co., Ltd.	690,400	22,108
Vale SA (ADR), ordinary nominative shares	799,902	10,535
JSR Corp.	268,900	7,522
Ivanhoe Mines, Ltd., Class A1	834,340	7,422
		185,837
Capital Group International Focus Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary 11.89%	Shares	Value (000)
MercadoLibre, Inc.[1]	27,226	$37,364
LVMH Moët Hennessy-Louis Vuitton SE	25,571	21,689
Sony Group Corp.	229,600	19,165
Flutter Entertainment PLC[1]	104,875	19,094
Ferrari NV	59,883	19,026
Evolution AB	171,794	18,613
adidas AG	82,994	16,597
Maruti Suzuki India, Ltd.	135,687	16,396
Entain PLC	1,101,753	16,155
		184,099
Energy 9.77%
Reliance Industries, Ltd.	1,815,156	52,775
Canadian Natural Resources, Ltd. (CAD denominated)	536,522	34,712
TotalEnergies SE	306,654	19,310
Woodside Energy Group, Ltd.	743,339	17,831
Cenovus Energy, Inc.	782,133	15,594
Neste OYJ	303,866	11,130
		151,352
Financials 8.32%
AIA Group, Ltd.	3,610,600	32,780
Kotak Mahindra Bank, Ltd.	1,151,792	24,469
Aegon NV	4,138,941	21,273
HDFC Bank, Ltd. (ADR)	297,480	18,536
Nu Holdings, Ltd., Class A1	2,677,534	18,341
Axis Bank, Ltd.	721,799	8,488
Jio Financial Services, Ltd.[1]	1,787,858	5,043
		128,930
Consumer staples 3.64%
Danone SA	299,122	17,460
Kweichow Moutai Co., Ltd., Class A	65,100	16,493
Seven & i Holdings Co., Ltd.	382,200	15,711
Treasury Wine Estates, Ltd.	885,210	6,694
		56,358
Communication services 3.06%
Bharti Airtel, Ltd.	3,247,647	33,596
Universal Music Group NV	557,962	13,849
		47,445
Utilities 0.95%
ENN Energy Holdings, Ltd.	1,867,300	14,643
Real estate 0.52%
ESR Group, Ltd.	5,367,800	8,063
Total common stocks (cost: $1,323,519,000)		1,447,175
Capital Group International Focus Equity ETF — Page 2 of 5

unaudited
Short-term securities 6.40% Money market investments 6.40%	Shares	Value (000)
Capital Group Central Cash Fund 5.39%[2,3]	990,806	$99,081
Total short-term securities (cost: $99,073,000)		99,081
Total investment securities 99.83% (cost: $1,422,592,000)		1,546,256
Other assets less liabilities 0.17%		2,692
Net assets 100.00%		$1,548,948
Investments in affiliates3

	Value of affiliate at 6/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 8/31/2023 (000)	Dividend income (000)
Short-term securities 6.40%
Money market investments 6.40%
Capital Group Central Cash Fund 5.39%[2]	$33,090	$135,922	$69,940	$6	$3	$99,081	$518
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at August 31, 2023.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group International Focus Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2023, all of the fund’s investments were classified as Level 1.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
Capital Group International Focus Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2023 Capital Group. All rights reserved.
ETGEFP1-303-1023O-S96516	Capital Group International Focus Equity ETF — Page 5 of 5